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                      EXHIBIT 10.2   FORM OF AWARD AGREEMENTS



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                                     FORM OF
                                AMERIANA BANCORP
                          2006 LONG-TERM INCENTIVE PLAN
                        RESTRICTED STOCK AWARD AGREEMENT


NAME OF AWARD RECIPIENT:                    __________________

         You have been granted an award of shares of Ameriana Bancorp common stock ("Common Stock") at no cost to you subject to the terms and conditions of this Award Agreement and the Ameriana Bancorp 2006 Long-Term Incentive Plan (the "Plan").

NUMBER OF SHARES
SUBJECT TO THE STOCK AWARD:                 _____________ shares of Common Stock

DATE OF GRANT:                              _____________, 2006

TERM OF STOCK AWARD
AND VESTING SCHEDULE:                       Subject to the limitations of this
                                            Stock Award Agreement, this Stock
                                            Award shall vest in installments
                                            according to the following schedule:

                                            Installment             Vesting Date
                                            -----------             ------------




                                            Except as provided herein, an
                                            installment shall not vest on the
                                            otherwise applicable vesting date if
                                            you terminate employment or service
                                            with the Bank prior to such vesting
                                            date.

ACCELERATION OF VESTING
UPON A CHANGE IN CONTROL:                   All unvested shares of Common Stock
                                            subject to this Stock Award will
                                            immediately vest upon a Change in
                                            Control.



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EFFECT OF TERMINATION OF
EMPLOYMENT BECAUSE OF:

     (a)   DEATH, DISABILITY:               In the event your employment or
           OR RETIREMENT                    service is terminated due to your
                                            death, Disability or Retirement, the
                                            entire unvested portion of your
                                            Stock Award will immediately vest as
                                            of the date of such termination.

     (b)   TERMINATION FOR
           CAUSE: In the event your employment or service is terminated for Cause, all your rights to this Stock Award will expire immediately as of the effective date of your termination for Cause.

     (c)   OTHER REASONS:                   Unless otherwise determined by the
                                            Committee, all unvested shares of
                                            Common Stock subject to this Stock
                                            Award are forfeited as of the date
                                            you terminate employment or service
                                            with the Company or the Bank and any
                                            rights you have to this Stock Award
                                            become null and void.

DISTRIBUTION:                               Shares of Common Stock subject to
                                            this Stock Award will be distributed
                                            as soon as practicable upon vesting.
                                            Dividends paid on shares of Common
                                            Stock subject to this Stock Award
                                            will be distributed when determined
                                            by the Committee administering the
                                            Plan.

VOTING: You are entitled to vote all shares of Common Stock subject to this Stock Award, regardless of vesting.

TAX WITHHOLDING:                            Upon  payment of a Stock Award,  the
                                            Committee is entitled to require as
                                            a condition of delivery (i) that you
                                            remit an amount sufficient to
                                            satisfy all federal, state and local
                                            tax withholding requirements related
                                            thereto (including employment
                                            taxes), (ii) that the withholding of
                                            such sums come from compensation
                                            otherwise due to you or from shares
                                            of Common Stock due to you under the
                                            Plan, or (iii) any combination of
                                            the foregoing. Any withholding shall
                                            comply with Rule 16b-3 or any
                                            amendments or successive rule.
                                            OUTSIDE DIRECTORS ARE SELF EMPLOYED
                                            AND NOT SUBJECT TO TAX-WITHHOLDING.

DESIGNATION OF BENEFICIARY:                 You may designate a beneficiary on a
                                            form acceptable to the Committee, to
                                            receive rights under this Stock
                                            Award Agreement, in the event of
                                            your death. If a beneficiary is not
                                            designated, the Award will become
                                            part of your estate.

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PLAN GOVERNS:                               Notwithstanding  anything in this
                                            Stock Award Agreement to the
                                            contrary, the terms of this Stock
                                            Award shall be subject to the terms
                                            and conditions of the Plan, a copy
                                            of which you may obtain from the
                                            Company. This Stock Award Agreement
                                            is subject to all interpretations,
                                            amendments, rule and regulations
                                            promulgated by the Committee from
                                            time to time pursuant to the Plan.
                                            Any capitalized terms shall have the
                                            meaning given to such terms in the
                                            Plan.

                                            Neither the Plan nor this Stock
                                            Award Agreement create any right on
                                            the part of any individual to
                                            continue in the employ of Ameriana
                                            Bancorp or any Affiliates of
                                            Ameriana Bancorp.

NON-TRANSFERABILITY:                        You shall not sell, transfer,
                                            assign, pledge or otherwise encumber
                                            shares subject to this Stock Award
                                            until full vesting of such shares
                                            has occurred.

                                            Unless determined otherwise by the
                                            Committee and except in the event of
                                            your death or pursuant to a domestic
                                            relations order, this Stock Award is
                                            not transferable and may only be
                                            earned by you in your lifetime. Upon
                                            your death, this Stock Award is
                                            transferable by will or the laws of
                                            descent and distribution.

MODIFICATION                                AND AMENDMENT: The Committee may
                                            amend or modify this Stock Award
                                            from time to time, prospectively or
                                            retroactively; PROVIDED, HOWEVER,
                                            that no such amendment or
                                            modification will adversely affect
                                            your rights under this Award without
                                            your written consent.



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         All decisions, determinations and interpretations of the Board of
Directors, or the Committee thereof, with respect to the Plan and/or this Stock Award Agreement are final and conclusive.

         IN WITNESS WHEREOF, Ameriana Bancorp has caused this Award Agreement to be executed, and said Participant has also executed this Award Agreement as of the ____ day of ________________, 2006.



                                   AMERIANA BANCORP


                                   By: ________________________________________
                                       For the Committee Administering the Plan




                                   By:_________________________________________



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                                     FORM OF
                                AMERIANA BANCORP
                          2006 LONG-TERM INCENTIVE PLAN
                   NON-STATUTORY STOCK OPTION AWARD AGREEMENT


NAME OF OPTIONEE:                           _____________________


         You have been granted a Non-Statutory Stock Option to purchase shares of Ameriana Bancorp common stock ("Common Stock") at a fixed price (the "Exercise Price") subject to the terms and conditions of this Award Agreement and the Ameriana Bancorp 2006 Long-Term Incentive Plan (the "Plan").

NUMBER OF SHARES
SUBJECT TO THE OPTION AWARD:              _____________ shares of Ameriana
                                          Bancorp common stock ("Common Stock")

DATE OF GRANT:                            _____________, 2006

EXERCISE PRICE:                           $_______

TERM OF OPTION:                           The term of this Non-Statutory Stock
                                          Option shall be 10 years from the Date
                                          of Grant.

VESTING SCHEDULE:                         Subject to the limitations of this
                                          Stock Option Award Agreement, this
                                          Non-Statutory Stock Option Award shall
                                          vest or become exercisable in
                                          installments according to the
                                          following schedule:

                                          Installment            Vesting  Date
                                          -----------            -------------




                                          Except as provided herein, an
                                          installment shall not become
                                          exercisable on the otherwise
                                          applicable vesting date if you
                                          terminate employment or service with
                                          the Bank or Company prior to such
                                          vesting date.


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ACCELERATION OF VESTING
IN THE EVENT OF A
CHANGE IN CONTROL:                        In the event of a Change in Control,
                                          all unvested Non-Statutory Stock
                                          Options shall immediately become
                                          exercisable. If your employment or
                                          service is terminated for any reason
                                          within 12 months of the Change in
                                          Control, you will have until the
                                          expiration of the term of your
                                          Non-Statutory Stock Option to exercise
                                          your Option.

PAYMENT OF EXERCISE PRICE:                The Exercise Price may be paid in cash
                                          or Common Stock having a Fair Market
                                          Value on the exercise date equal to
                                          the total Exercise Price, or any
                                          combination of cash or Common Stock
                                          and, if the Committee permits, you may
                                          also conduct a cash-less exercise with
                                          a qualifying broker-dealer.

EFFECT OF TERMINATION OF
EMPLOYMENT OR SERVICE BECAUSE OF:

         (a)    DEATH, DISABILITY:        In the event your employment or
                OR RETIREMENT             service is terminated due to your
                                          death, Disability or Retirement, the
                                          entire unvested portion of your
                                          Non-Statutory Stock Option Award will
                                          immediately vest and the unexercised
                                          portion of your Non-Statutory Stock
                                          Option Award will remain exercisable
                                          until the earlier of: (i) the original
                                          expiration of your Option grant; or
                                          (ii) the second anniversary of your
                                          termination of employment or service.

         (b)    TERMINATION FOR
                CAUSE: In the event your employment is terminated for Cause, all your rights to this Non-Statutory Stock Option Award will expire immediately as of the effective date of your termination for Cause.

         (c)    OTHER REASONS:            Unless otherwise determined by the
                                          Committee, you may only exercise those
                                          Non-Statutory Stock Options that are
                                          immediately exercisable as of the date
                                          you terminate employment or service
                                          with the Company or Bank. You forfeit
                                          all rights to any unvested
                                          Non-Statutory Stock Options and your
                                          vested Non-Statutory Stock Options
                                          remain exercisable for a period of
                                          three (3) months following your
                                          termination of employment or service,
                                          or, if sooner, until the expiration of
                                          the term of your Non-Statutory Stock
                                          Option.

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VOTING:                                   You have no rights as a shareholder
                                          with respect to any shares of Common
                                          Stock covered by this Non-Statutory
                                          Stock Option Award until the date of
                                          issuance of a stock certificate for
                                          the Common Stock covered by this
                                          Non-Statutory Stock Option Award
                                          following exercise of the Option.

DISTRIBUTION:                             Shares of Common Stock subject to this
                                          Non-Statutory Stock Option Award will
                                          be distributed as soon as practicable
                                          upon exercise.

DESIGNATION OF BENEFICIARY:               You may designate a beneficiary, on a
                                          form acceptable to the Committee, to
                                          receive rights under this
                                          Non-Statutory Stock Option Award, in
                                          the event of your death. If a
                                          beneficiary is not designated the
                                          Award will become part of your estate.

NON-TRANSFERABILITY:                      This Non-Statutory Stock Option Award
                                          shall not be transferred, assigned,
                                          hypothecated, or disposed of in any
                                          manner by you other than by will or
                                          the laws of intestate succession.
                                          However, you may petition the
                                          Committee to permit transfer or
                                          assignment of this Non-Statutory Stock
                                          Option Award if such transfer or
                                          assignment is, in the Committee's sole
                                          determination, for valid estate
                                          planning purposes and permitted under
                                          the Internal Revenue Code of 1986, as
                                          amended and the Securities Exchange
                                          Act of 1934, as amended.

PLAN GOVERNS:                             Notwithstanding anything in this
                                          Non-Statutory Stock Option Award
                                          Agreement to the contrary, the terms
                                          of this Non-Statutory Stock Option
                                          Award Agreement shall be subject to
                                          the terms and conditions of the Plan,
                                          a copy of which may be obtained from
                                          the Company; and this Non-Statutory
                                          Stock Option Award Agreement is
                                          subject to all interpretations,
                                          amendments, rules and regulations
                                          promulgated by the Committee from time
                                          to time pursuant to the Plan. Any
                                          capitalized terms shall have the
                                          meaning given to such terms in the
                                          Plan.

                                          Neither the Plan nor this Award
                                          Agreement create any right on the part
                                          of any individual to continue in the
                                          service of Ameriana Bancorp or any
                                          Affiliate of Ameriana Bancorp


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MODIFICATION AND WAIVER:                  The Committee may amend or modify this
                                          Non-Statutory Stock Option Award from
                                          time to time, prospectively or
                                          retroactively; PROVIDED, HOWEVER, that
                                          no such amendment or modification will
                                          adversely affect the rights of the
                                          Participant under this Award Agreement
                                          without his or her written consent.

         All decisions, determinations and interpretations of the Board of Directors, or the Committee thereof, in regards to the Plan and/or this Non-Statutory Stock Option Award Agreement are final and conclusive.

         IN WITNESS WHEREOF, Ameriana Bancorp has caused this Award Agreement to be executed and said Participant has also executed this Award Agreement as of the ____day of __________, 2006.

                                    AMERIANA BANCORP



                                    By: ________________________________________
                                        For the Committee Administering the Plan



                                    By: ________________________________________




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                                     FORM OF
                                AMERIANA BANCORP
                          2006 LONG-TERM INCENTIVE PLAN
                     INCENTIVE STOCK OPTION AWARD AGREEMENT


NAME OF OPTIONEE:                   ______________________


         You have been granted an Incentive Stock Option to purchase shares of Ameriana Bancorp common stock ("Common Stock") at a fixed price (the "Exercise Price") subject to the terms and conditions of this Award Agreement and the Ameriana Bancorp 2006 Long-Term Incentive Plan (the "Plan").

NUMBER OF SHARES
SUBJECT TO THE OPTION AWARD:        ____________ shares of Ameriana Bancorp
                                    common stock

DATE OF GRANT:                      _________________, 2006

EXERCISE PRICE:                     $________

TERM OF OPTION:                     The term of this Incentive Stock Option
                                    shall be 10 years from the Date of Grant.

VESTING SCHEDULE:                   Subject to the limitations of this Stock
                                    Option Award Agreement, this Incentive Stock
                                    Option Award shall vest or become
                                    exercisable in installments according to the following schedule:

                                    Installment            Vesting  Date
                                    -----------            -------------







                                    Except as provided herein, an installment shall not become exercisable on the otherwise applicable vesting date if you terminate employment with the Company or Bank prior to such vesting date.

ACCELERATION OF VESTING
IN THE EVENT OF A
CHANGE IN CONTROL:                  In the event of a Change in Control, all
                                    unvested Incentive Stock Options shall
                                    immediately become exercisable. If your
                                    employment is terminated for any reason
                                    within 12 months of the Change in Control, you will have until the expiration of the term of your Incentive Stock Option to exercise your Option. Incentive Stock
                                    Options exercised more than three (3) months following your termination of employment in connection with a Change in Control will be treated as Non-Statutory Stock Options for tax purposes.

PAYMENT OF EXERCISE PRICE:          The Exercise Price may be paid in cash or
                                    Common Stock having a Fair Market Value on the exercise date equal to the total
                                    Exercise Price, or any combination of cash or Common Stock and, if the Committee permits, you may also conduct a cash-less exercise with a qualifying broker-dealer.

EFFECT OF TERMINATION OF
EMPLOYMENT BECAUSE OF:

         (a)   DEATH, DISABILITY:   In the event your employment is terminated
               OR RETIREMENT        due to your death, Disability or Retirement,
                                    the entire unvested portion of your
                                    Incentive Stock Option Award will
                                    immediately vest and the unexercised portion of your Incentive Stock Option Award will remain exercisable until the earlier of (i) the original expiration of your option grant, or (ii) the second anniversary of your termination of employment. Incentive
                                    Stock Options exercised more than three (3)
                                    months from your Retirement date and one (1) year from your termination of employment due to death or Disability will be treated as Non-Statutory Stock Options for tax purposes.

         (b)   TERMINATION FOR
               CAUSE: In you are terminated for Cause, all your rights to this Incentive Stock Option Award will expire immediately as of the effective date of your termination for Cause.

         (c)   OTHER REASONS:       Unless otherwise determined by the
                                    Committee, you may only exercise those
                                    Incentive Stock Options that are immediately exercisable as of the date of your termination of employment. You forfeit all rights to any unvested Incentive Stock
                                    Options and your vested Invested Stock
                                    Options remain exercisable for a period of three (3) months following your termination of employment, or, if sooner, until the expiration of the term of your Incentive
                                    Stock Option.

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VOTING:                             You have no rights as a shareholder with
                                    respect to any shares of Common Stock
                                    covered by this Incentive Stock Option Award until the date of issuance of a stock certificate for the Common Stock covered by this Incentive Stock Option Award following exercise of the Option.

DISTRIBUTION:                       Shares of Common Stock subject to this
                                    Incentive Stock Option Award will be
                                    distributed as soon as practicable upon
                                    exercise.

TAX WITHHOLDING:

         (a)  EXERCISE OF INCENTIVE
              STOCK OPTION:         There is no regular federal or state income
                                    or employment tax liability upon the
                                    exercise of an Incentive Stock Option (SEE
                                    INCENTIVE STOCK OPTION HOLDING PERIOD),
                                    although the excess, if any, of the Fair
                                    Market Value of the shares of Common Stock on the date of exercise over the Exercise
                                    Price will be treated as income for
                                    alternative minimum tax ("AMT") purposes and may subject you to AMT in the year of exercise. Please check with your tax advisor.

         (b)  DISQUALIFYING DISPOSITION:

                                    In the event of a disqualifying disposition
                                    (described below), you will recognize
                                    ordinary income equal to the difference
                                    between the exercise price and the sale
                                    price of the Common Stock on the date it is sold. As of this date, current law does not require the Company to withhold federal, state or employment taxes on the income you recognize upon a disqualifying disposition, however, this amount will be reported on your Form W-2.

         (c)  INCENTIVE STOCK OPTION
              HOLDING PERIOD:       In order to receive Incentive Stock Option
                                    tax treatment under Section 422 of the Code, you may not dispose of shares acquired under an Incentive Stock Option Award (i) for two
                                    (2) years from the Date of Grant and (ii) for one (1) year after the date you exercise your Incentive Stock Option. YOU MUST NOTIFY
                                    THE COMPANY WITHIN TEN (10) DAYS OF AN EARLY
                                    DISPOSITION OF COMMON STOCK (I.E., A
                                    "DISQUALIFYING DISPOSITION").

DESIGNATION OF BENEFICIARY:         You may designate a beneficiary, on a form
                                    acceptable to the Committee, to receive
                                    rights under this Incentive Stock Option
                                    Award, in the event of your death. If a
                                    beneficiary is not designated, your
                                    Incentive Stock Option Award will become part of your estate.

NON-TRANSFERABILITY:                This Incentive Stock Option Award shall not
                                    be transferred, assigned, hypothecated, or disposed of in any manner by you other than by will or the laws of intestate succession.

PLAN GOVERNS:                       Notwithstanding anything in this Incentive
                                    Stock Option Award Agreement to the
                                    contrary, the terms of this Incentive Stock
                                    Option Award Agreement shall be subject to the terms and conditions of the Plan, a copy of which may be obtained from the Company.
                                    This Incentive Stock Option Award Agreement is subject to all interpretations, amendments, rules and regulations promulgated by the Committee from time to time pursuant to the Plan. Any capitalized terms shall have the meaning given to such terms in the Plan.

                                    Neither the Plan nor this Award Agreement create any right on the part of any individual to continue in the employment of Ameriana Bancorp or any Affiliate of Ameriana Bancorp.

MODIFICATION AND WAIVER:            The Committee may amend or modify this
                                    Incentive Stock Option Award from time to time, prospectively or retroactively;
                                    PROVIDED, HOWEVER, that no such amendment or modification will adversely affect the rights of the Participant under this Award
                                    Agreement without his or her written
                                    consent.

         All decisions, determinations and interpretations of the Board of Directors, or the Committee thereof, in regards to the Plan and/or this Incentive Stock Option Award Agreement are final and conclusive.

         IN WITNESS WHEREOF, Ameriana Bancorp has caused this Award Agreement to be executed and said Participant has also executed this Award Agreement as of the ____day of __________, 2006.

                                 AMERIANA BANCORP



                                 By: ___________________________________________
                                     For the Committee Administering the Plan



                                 By: ___________________________________________